UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2014

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2014, FS Energy and Power Fund (the “Company”), through two wholly-owned, special-purpose financing subsidiaries, amended its debt financing arrangement with Goldman Sachs Bank USA (“Goldman”), to increase the maximum amount available to the Company from $225,000,000 to $325,000,000.

In connection with the increase in the amount available under the debt financing arrangement, on December 15, 2014, Gladwyne Funding LLC (“Gladwyne Funding”), a wholly-owned, special-purpose financing subsidiary of the Company, entered into a First Supplemental Indenture with Citibank, N.A., as trustee (the “First Supplemental Indenture,” and, together with the Indenture, dated as of September 11, 2014, by and between Gladwyne Funding and Citibank, N.A., the “Indenture”), to increase the aggregate principal amount of Floating Rate Notes (the “Notes”) that may be issued by Gladwyne Funding from time to time to Strafford Funding LLC (“Strafford Funding”), another wholly-owned, special-purpose financing subsidiary of the Company, under the Indenture to $577,750,000 from $400,000,000. Strafford Funding previously purchased $336,200,000 of Notes and, from time to time on and after the date of the First Supplemental Indenture, will purchase the remaining Notes, in each case, from Gladwyne Funding at a purchase price equal to their par value.

Strafford Funding, in turn, amended the terms of its repurchase transaction with Goldman, pursuant to an Amended and Restated Master Confirmation, dated as of December 15, 2014 (together, with the master repurchase agreement and the related annex thereto, each dated as of September 11, 2014, between Strafford Funding and Goldman, the “Amended Goldman Facility”), to provide that, among other things, on one or more occasions beginning December 15, 2014 to but excluding March 15, 2015, Goldman will purchase the additional Notes held by Strafford Funding at the same discount applicable under the original transaction (56.25% of the principal amount of Notes purchased). The maximum principal amount of the Notes that may be purchased under the Amended Goldman Facility increased commensurately with the increase to the maximum amount of Notes that may be issued under the Indenture, to $577,750,000 from $400,000,000. Accordingly, the aggregate maximum amount payable to Strafford Funding under the Amended Goldman Facility will increase to $325,000,000 from $225,000,000. Strafford Funding intends to enter into repurchase transactions under the Amended Goldman Facility before March 15, 2015 with respect to the entire $241,550,000 principal amount of Notes not previously purchased by Strafford Funding and sold to Goldman.

Strafford Funding will repurchase the Notes sold to Goldman under the Amended Goldman Facility no later than September 15, 2017. The repurchase price paid by Strafford Funding to Goldman will be equal to the purchase price paid by Goldman for the repurchased Notes, plus financing fees accrued at the applicable pricing rate under the Amended Goldman Facility. Through March 15, 2015, financing fees will accrue on the greater of $225,000,000 or the aggregate purchase price paid by Goldman for such Notes. Thereafter, financing fees will accrue on $325,000,000 (even if the aggregate purchase price paid for Notes purchased by Goldman is less than that amount), unless and until the outstanding amount is reduced in accordance with the terms of the Amended Goldman Facility.

Goldman may require Strafford Funding to post cash collateral if the market value of the Notes (measured by reference to the market value of Gladwyne Funding’s portfolio of assets) declines and is less than the required margin amount under the Amended Goldman Facility. In such event, in order to satisfy any such margin-posting requirements, Strafford Funding intends to borrow funds from the Company pursuant to an uncommitted Amended and Restated Revolving Credit Agreement, dated as of December 15, 2014, between Strafford Funding, as borrower, and the Company, as lender (the “Amended Revolving Credit Agreement”), which amends and restates the Revolving Credit Agreement, dated as of September 11, 2014, between Strafford Funding and the Company. The maximum borrowings under the Amended Revolving Credit Agreement increased to $325,000,000 from $225,000,000.

No other material terms of the debt financing arrangement with Goldman changed in connection with the amendments described above.

The foregoing description of the Indenture, the Amended Revolving Credit Agreement and the Amended Goldman Facility as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are filed as Exhibits 10.1 through 10.3 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	First Supplemental Indenture, dated as of December 15, 2014, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee.
10.2	Amended and Restated Master Confirmation, dated as of December 15, 2014, by and between Goldman Sachs Bank USA and Strafford Funding LLC.
10.3	Amended and Restated Revolving Credit Agreement, dated as of December 15, 2014, by and between FS Energy and Power Fund and Strafford Funding LLC.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operations of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 19, 2014	By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	First Supplemental Indenture, dated as of December 15, 2014, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee.
10.2	Amended and Restated Master Confirmation, dated as of December 15, 2014, by and between Goldman Sachs Bank USA and Strafford Funding LLC.
10.3	Amended and Restated Revolving Credit Agreement, dated as of December 15, 2014, by and between FS Energy and Power Fund and Strafford Funding LLC.